EXHIBIT 10.1

                     AMENDMENT AND RATIFICATION OF GUARANTY

      This Amendment and Ratification of Guaranty (this "Ratification") is made and entered into as of the 25 day of May, 1999 by and between HORIZON OFFSHORE, INC. (the "Guarantor") in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, as Agent for the Lenders named in the Loan Agreement described below (the "Agent"). For and in consideration of the mutual covenants and agreements herein contained, the Guarantor hereby ratifies as of the date of this Ratification that certain Guaranty (the "Guaranty"), as amended and restated, executed by Guarantor in favor of the Agent dated as of December 30, 1998.

      WHEREAS, Guarantor, HORIZON OFFSHORE CONTRACTORS, INC. and HORIZON VESSELS, INC. (the "Borrowers"), the Lenders and the Agent entered into that certain Loan Agreement dated as of December 30, 1998 (the "Original Loan Agreement") as amended and restated;

      WHEREAS, the Borrowers, the Lenders and the Agent entered into that certain Amendment No. 1 to Loan Agreement dated of even date herewith ("Amendment No. 1") amending the Original Loan Agreement, to, among other things, add Transamerica Equipment Financial Services Corporation as a Lender and amend certain payment terms. The Agent has required execution of this Ratification by Guarantor to confirm the continued application of the Guaranty to the Loan made pursuant to the Original Loan Agreement, as amended by Amendment No. 1 (as so amended, the "Loan Agreement").

      NOW THEREFORE, the parties agree as follows:

      1. Section 12 of the Guaranty is amended to read as follows:

               CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and payment in full of all other amounts due under this Guaranty, (ii) be binding upon the Guarantor, its successors or assigns, as the case may be, and (iii) inure to the benefit of and be enforceable by the Agent and its respective successors, transferees and assigns, PROVIDED, HOWEVER, that the Guarantor may not transfer its obligations under this Guaranty or any part of it without the prior written consent of the Agent.

      2. The Guarantor agrees that the terms, conditions, representations and warranties of the Guaranty shall remain unchanged, and the terms, conditions, representations, warranties and covenants of the Guaranty are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the Guarantor and the Guaranty shall be fully applicable to the Loan made pursuant to the Loan Agreement, as it may be amended or restated from time to time, subject only to the limitations of liability set forth in the Guaranty.

      3. All capitalized terms used in this Ratification of Guaranty and not defined herein are used with the meanings given to them in the Loan Agreement.

      4. This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the internal laws of the State of New York.

      IN WITNESS WHEREOF, the parties have executed this Ratification to be executed as of the 25th day of May, 1999.

                              HORIZON OFFSHORE, INC.



                              By:
                              Name:
                              Title:


                              THE CIT GROUP/EQUIPMENT FINANCING, INC.



                              By:
                              Name:
                              Title:

                                 AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT

      AMENDMENT NO. 1 dated as of January __, 1999 ("Amendment No. 1") to the Loan Agreement dated as of December 30, 1998 (the "Loan Agreement"), among HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (together, the "Borrowers"), HORIZON OFFSHORE, INC., a Delaware corporation (the "Guarantor"), THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT"), HELLER FINANCIAL LEASING, INC., a Delaware corporation, U.S. BANCORP LEASING & FINANCIAL, an Oregon corporation and SAFECO CREDIT COMPANY, INC., a Washington corporation (collectively, the "Original Lenders") and CIT as Agent for the Lenders (the "Agent").

                             W I T N E S S E T H:

      WHEREAS, pursuant to the Loan Agreement, the Lenders made available to the Borrowers a loan facility of up to USD 60,000,000 (the "Loan"), as evidenced by the secured promissory note of the Borrowers dated December 30, 1998 (the "Note"); and

      WHEREAS, CIT wishes to assign a portion of its Commitment to TransAmerica Equipment Financial Service Corporation, a Delaware corporation (the "New Lender", and together with the Original Lenders, the "Lenders"), and the New Lender wishes to assume such Commitment.

      NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

      1. The Definitions of the Loan Agreement are hereby amended as follows:

            (a) Each reference in the Loan Agreement to "Lenders" is hereby amended to include the New Lender.

            (b) The definition of "Loan Documents" is hereby amended to read as follows:

                  "LOAN DOCUMENTS" means this Agreement, the Mortgages, the
            Security Agreement, the Guaranty, the Note, and the Amendment Documents, as each may be amended, supplemented, restated or endorsed from time to time.

      2. Section 1.3(a) of the Loan Agreement is hereby amended to read as follows:

      "(a) The Borrowers shall jointly and severally repay the principal amount of the first Advance in eighty-four (84) consecutive monthly installments of USD 462,963.00, the amount of the second Advance in eighty-four (84) consecutive monthly installments of USD 46,296.00 and the amount of the third Advance in eighty-four (84) consecutive monthly installments of USD 46,296.00, with each such installment to be paid by the Borrowers to the Agent on a date commencing on the day which is thirty (30) days after the date of such Advance, and on the same day of each month thereafter and ending on the Maturity Date (each such date a "Payment Date"); provided, however, that the eighty-fourth (84th) installment for each Advance shall be in an amount sufficient to repay all amounts of principal for such Advance and, provided further, that the final payment on the Maturity Date shall be in an amount sufficient to discharge the accrued and unpaid interest and principal in respect of the Note."

      3. Schedule 1 to the Loan Agreement is hereby replaced with Schedule 1 attached to this Amendment No. 1.

      4.    CONDITIONS PRECEDENT.

      4.1 DOCUMENTS REQUIRED AS CONDITIONS PRECEDENT TO AMENDMENT NO. 1. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 1 is subject to the condition precedent that the Agent shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Agent and its counsel:

            (a) Each of the following documents (the ?Amendment Documents?) shall have been duly authorized and executed with original counterparts thereof delivered to the Agent:

                  (i)   This Amendment No. 1;

                  (ii) Amendment No. 1 to the United States First Preferred Fleet Mortgage;

                  (iii) Amendment No. 1 to Vanuatu First Preferred Fleet
            Mortgage;

                  (iv)  Ratification of Guaranty executed by the Guarantor; and

                  (v) Assignment and Assumption Agreement executed by the New Lender.

            (b) The representations and warranties contained in Section 3.1 of the Loan Agreement shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV of the Loan Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

      4.2 WAIVER OF CONDITIONS PRECEDENT. All of the conditions precedent contained in this Section 4 are for the sole benefit of the Agent and the Lenders and the Agent may waive any of them in its absolute discretion, and on such conditions as it deems proper.

      5. REPRESENTATIONS OF THE BORROWERS AND GUARANTOR. The Borrowers and the Guarantor represent and warrant that:

            (a) Each of the Borrowers and the Guarantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; and (ii) to enter into and perform its obligations under the Amendment Documents.

            (b) The execution, delivery and performance by each of the Borrowers and the Guarantor of the Amendment Documents and any other instrument or agreement provided for by this Amendment No. 1 to which it is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Certificate of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 1) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound other than is in favor of the Agent; the Amendment Documents have been duly executed and delivered by the Borrowers and the Guarantor and constitute the respective legal, valid and binding agreements, enforceable in accordance with the respective terms thereof as to which each of the Borrowers and the Guarantor is a party. The enforceability of this Amendment No. 1, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

            (c) Except as set forth in the Loan Agreement, there are no suits or proceedings pending or to its knowledge threatened against or affecting any Borrower or Guarantor which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

            (d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 1 or any other Amendment Document or any instrument contemplated herein or therein. The Borrowers are the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them.

      6. EXPENSES. The Borrowers and the Guarantor agree to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 1 become effective, (x) reimburse the Agent for all fees and disbursements of external counsel to the Agent and all reasonable out of pocket fees and disbursements of the Agent incurred in connection with the preparation, execution and delivery of this Amendment No. 1 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 1 or any agreement referred to herein; and (y) reimburse the Agent for all fees and disbursements of internal and external counsel to the Agent and all reasonable out of pocket fees, disbursements and travel-related expenses of the Agent incurred in connection with the protection of the rights of the Agent under this Amendment No. 1 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrowers and the Guarantor under this Section 6 shall survive payment of the Loan.

      7. Wherever and in each such place the term "Loan Agreement" is used throughout the Loan Agreement, such term shall be read to mean the Loan Agreement as amended by this Amendment No. 1.

      8. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

      9. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Loan Agreement.

      10. THIS AMENDMENT NO. 1 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to Loan Agreement on the date first written above.

                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                          Name:
                                          Title:

                                    HORIZON VESSELS, INC.

                                    By:
                                          Name:
                                          Title:


                                    GUARANTOR:

                                    HORIZON OFFSHORE, INC.


                                    By:
                                          Name:
                                          Title:


                                    LENDERS:

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:
                                          Name:
                                          Title:


                                    SAFECO CREDIT COMPANY, INC.


                                    By:
                                          Name:
                                          Title:


                                    U.S. BANCORP LEASING & FINANCIAL


                                    By:
                                          Name:
                                          Title:

                                    HELLER FINANCIAL LEASING, INC.


                                    By:

                                          Name:
                                          Title:


                                    TRANSAMERICA EQUIPMENT FINANCIAL
                                          SERVICE CORPORATION


                                    By:
                                          Name:
                                          Title:


                                    AGENT:

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:
                                          Name:
                                          Title:

                                  SCHEDULE 1 TO
                                 LOAN AGREEMENT

      LENDER                                          PORTION OF COMMITMENT

1.    The CIT Group/Equipment
      Financing, Inc. ..................................  USD 15,000,000

2.    Heller Financial
      Leasing, Inc. ....................................  USD 15,000,000

3.    TransAmerica Equipment
      Financial Service Corp. ..........................  USD 15,000,000

4.    U.S. Bancorp Leasing
      & Financial ......................................  USD 10,000,000

5.    Safeco Credit Company,
      Inc ..............................................  USD 5,000,000

                                 AMENDMENT NO. 1

                                       TO

                         FIRST PREFERRED FLEET MORTGAGE


      AMENDMENT NO. 1 TO FIRST PREFERRED FLEET MORTGAGE dated January __, 1999 ("Amendment No. 1") by HORIZON VESSELS, INC., a Delaware corporation with its principal place of business at 2500 City West Boulevard, Suite 2200, Houston, Texas 77042 (the "Shipowner"), to THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, as Agent, with an office at 1540 West Fountainhead Parkway, Tempe, Arizona 85282 (the "Mortgagee").

                             W I T N E S S E T H:

      WHEREAS, the Shipowner is the owner of 100% of the following U.S. flag vessels (the "Vessels"):

            NAME                    OFFICIAL NO.            HAILING PORT
            -----------------       ------------      -----------------------
            CAJUN HORIZON           620491            Houma, La.
            AMERICAN HORIZON        294383            Houma, La.
            GULF HORIZON            514595            Houston, Tx.
            LONE STAR HORIZON       285456            Houston, Tx.
            PACIFIC HORIZON         537871            Houston, Tx.

which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

      WHEREAS, the Shipowner executed and delivered to the Mortgagee the First Preferred Fleet Mortgage dated December 30, 1998, covering 100% of each of the Vessels (the "Mortgage"; and the terms used herein, unless otherwise defined, being used as defined in the Mortgage); and

      WHEREAS, the Shipowner granted the Mortgage to secure, among other things, payment of all amounts due and owing under the Loan Agreement dated as of December 30, 1998, as amended (the "Loan Agreement"), among the Shipowner, Horizon Offshore Contractors, Inc., Horizon Offshore, Inc. and the Mortgagee, and under the Promissory Note issued by the Shipowner and Horizon Offshore Contractors, Inc. in connection therewith, as amended and restated (the ?Note?); and

      WHEREAS, a true and correct copy of the Loan Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

      WHEREAS, the Mortgage was received for record on December 30, 1998 at the United States Coast Guard National Vessel Documentation Office in Falling Waters, West Virginia and recorded in Book PM-99-02, page 258; and

      WHEREAS, pursuant to Amendment No. 1 to Loan Agreement dated as of the date hereof ("Amendment No. 1") the Lender and the Borrowers have agreed, among other things, to amend certain provisions of the Loan Agreement.

      NOW, THEREFORE, THIS AMENDMENT NO. 1 WITNESSETH:

                                  ARTICLE FIRST

      SECTION I. The form of Loan Agreement as Exhibit A to the Mortgage is hereby supplemented by adding thereto Amendment No. 1 in the form of Exhibit A to this Amendment No. 1.

      SECTION II. Hereinafter each reference in the Mortgage, as amended, to the Loan Agreement shall refer to the Loan Agreement as amended by Amendment No. 1.

      SECTION III. For the purpose of recording this Amendment No. 1, as required by 46 U.S. Code Ch. 313, it amends mortgage covenants, the discharge amount is the same as the total amount; and there is no separate discharge amount.

                                 ARTICLE SECOND

      SECTION 1. All of the covenants and agreements on the part of the Shipowner which are set forth in, and all of the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

      SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

      SECTION 3. Except as modified and expressly amended by this Amendment No. 1 and any other supplement, the Mortgage is in all respects ratified and confirmed and all of the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. THIS AMENDMENT NO. 1 TO FIRST PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, this Amendment No. 1 has been executed and delivered the day and year first above written.


                                    HORIZON VESSELS, INC.


                                    BY:
                                    NAME:
                                    TITLE:


                                    THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC., as Agent


                                    BY:
                                    NAME:
                                    TITLE:

THE STATE OF TEXAS        ]
                          ]
COUNTY OF HARRIS          ]

      On this ___ day of January, 1999, before me personally came David Sharp, to me known, who, being by me duly sworn, did depose and say that his address is 2500 CityWest Blvd., Suite 2200, Houston, Texas 77042; that he is the Vice President of Horizon Vessels, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.



                                    -------------------------------------------
                                    Notary Public, State of Texas

THE STATE OF ARIZONA            ]
                                ]
COUNTY OF MARICOPA              ]

      On this ____ day of January, 1999, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that his address is 1450 Fountainhead Parkway, Tempe, Arizona 85282; that he is a Vice President of The CIT Group/Equipment Financing, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.



                                    -------------------------------------------
                                    Notary Public, State of Arizona

                                 AMENDMENT NO. 2
                                       TO
                         FIRST PREFERRED FLEET MORTGAGE

      AMENDMENT NO. 2 TO FIRST PREFERRED FLEET MORTGAGE dated May __, 1999 ("Amendment No. 2") by HORIZON VESSELS, INC., a Delaware corporation with its principal place of business at 2500 City West Boulevard, Suite 2200, Houston, Texas 77042 (the "Shipowner"), to THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, as Agent, with an office at 1540 West Fountainhead Parkway, Tempe, Arizona 85282 (the "Mortgagee").

                             W I T N E S S E T H:

     A. The Shipowner is the sole-owner of 100% of the following Vanuatu flag vessels:

NAME                      OFF. NO.   HOME PORT   PLACE BUILT    GROSS    NET
-------------------       --------   ---------  --------------- -----   -----
PHOENIX HORIZON           1037       Port Vila  Odense, Denmark 4,998   1,496
                                                   Glasgow,

PACIFIC HORIZON           1100       Port Vila     Scotland     5950    1750

                                                  Rotterdam,
                                                      The
CANYON HORIZON            1093       Port Vila    Netherlands   5560    4429

                                                   Houston,
PEARL HORIZON             1156       Port Vila     Texas USA    1027     308

                                                  Rotterdam,
                                                      The
LONE STAR HORIZON         1157       Port Vila    Netherlands   4191    1257

which vessels have been duly documented in the name of the Shipowner in accordance with the laws of the Republic of Vanuatu (the "Vessels").

      WHEREAS, the Shipowner executed and delivered to the Mortgagee the First Preferred Ship Mortgage dated December 30, 1998 covering 100% of the first three Vessels named above (the "Mortgage" and the terms herein, unless otherwise defined, being used as defined in the Mortgage); and

      WHEREAS, the Shipowner granted the Mortgage to secure, among other things, payment of all amounts due and owing under the Loan Agreement dated as of December 30, 1998, as amended (the "Loan Agreement"), among the Shipowner, Horizon Offshore Contractors, Inc., Horizon Offshore, Inc., the Lenders named in the Loan Agreement and the Mortgagee, and under the Promissory Note issued by the Shipowner and Horizon Offshore Contractors, Inc. in connection therewith, as amended and restated (the "Note"); and

      WHEREAS, a true and correct copy of the Loan Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

      WHEREAS, the Mortgage was received for record on December 30, 1998 with the Deputy Commissioner of Maritime Affairs of the Republic of Vanuatu at New York, New York and recorded at Book PM-19, Page 101;

     WHEREAS, pursuant to Amendment No. 1 to Loan Agreement dated as of January 30, 1999 ("Amendment No. 1") the Lenders and the Borrowers agreed, among other things, to amend certain provisions of the Loan Agreement; and

     WHEREAS, pursuant to Amendment No. 1 to Mortgage dated February 2, 1999 ("Amendment No. 1 to Mortgage") the Shipowner, added the Vanuatu flag vessels PEARL HORIZON, Official No. 1156 and LONE STAR HORIZON, Official No. 1157 to the lien and operation of the Mortgage and added Amendment No. 1 to the form of the Loan Agreement attached as an exhibit to the Mortgage; and

      WHEREAS, Amendment No. 1 to Mortgage was received for record on February 10, 1999 with the Deputy Commissioner of Maritime Affairs of the Republic of Vanuatu at New York, New York and recorded at Book PM 20, Page 5; and

      WHEREAS, pursuant to Amendment No. 2 to Loan Agreement dated as of May ___, 1999 ("Amendment No. 2") the Lenders and the Borrowers have agreed, among other things, to increase the Commitment and to amend certain other provisions of the Loan Agreement; and

      WHEREAS, the Mortgagee requires that the Shipowner add the Vanuatu flag vessel BRAZOS HORIZON, Official No. 1194 (the "New Vessel," and together with the Vessels, hereinafter referred to as the "Vessels") to the lien and operation of the Mortgage.

      NOW, THEREFORE, THIS AMENDMENT NO. 2 WITNESSETH:

      That, in consideration of the premises and other valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of all amounts due under the Loan Agreement and the Note and all other sums that may be secured by the Mortgage, the Shipowner has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed, and by these presents does grant, convey, mortgage, pledge, assign, transfer, set over and confirms, unto the Mortgagee:

      The whole of the following vessel:

NAME                  OFFICIAL NO.   HOME PORT   PLACE BUILT     GROSS    NET
----                  ------------   ---------   -----------     -----    ---
BRAZOS HORIZON .....     1194        Port Vila      Tampa,       2,255    667
                                                 Florida USA

which vessel has been duly documented in the name of the Shipowner under the laws of the Republic of Vanuatu, together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment (excluding equipment not owned by the Shipowner), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to such vessel, or any part thereof, or in or to said appurtenances, all of which property shall be deemed to be included in the term "Vessels" as used in the Mortgage.

      TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee, to its own use, benefit and behoof forever.

                                  ARTICLE FIRST

      SECTION 1. The Granting Clause of the Mortgage is hereby amended by adding thereto an additional paragraph reading as follows:

      "The whole of the following vessel:

            NAME                    OFFICIAL NO.            HOME PORT

            BRAZOS HORIZON          1194                    Port Vila


which vessel has been duly documented in the name of the Shipowner under the laws of the Republic of Vanuatu, together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment (excluding equipment not owned by the Shipowner), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to such vessel, or any part thereof, or in or to said appurtenances, all of which property shall be deemed to be included in the term "Vessels" as used in the Mortgage."

      SECTION 2. The form of Loan Agreement as Exhibit A to the Mortgage is hereby supplemented by adding to it Amendment No. 2 in the form of Exhibit A to this Amendment No. 2.

      SECTION 3. Hereinafter each reference in the Mortgage, as amended, to the Loan Agreement shall refer to the Loan Agreement as amended by Amendment No. 2.

                                 ARTICLE SECOND

      SECTION 1. All of the covenants and agreements on the part of the Shipowner which are set forth in, and all of the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and any vessel heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

      SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

      SECTION 3. Except as modified and expressly amended by this Amendment No. 1 and any other supplement, the Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

                                  ARTICLE THIRD

      SECTION 1. Article III, Section 6 of the Mortgage is hereby amended to read as follows:

            "SECTION 6. The maximum principal amount that may be outstanding under this Mortgage is Seventy-Three Million Eight Hundred Thousand United States Dollars (USD 73,800,000.00) and for the purpose of recording this Mortgage, the total amount of this First Preferred Fleet Mortgage is Seventy-Three Million Eight Hundred Thousand United States Dollars (USD 73,800,000.00), and interest and performance of mortgage covenants. The maturity date is June 30, 2006. There is no separate discharge amount."

     IN WITNESS WHEREOF, Amendment No. 2 has been executed and delivered on the day and year date first above written.


                                    HORIZON VESSELS, INC.


                                    BY:
                                       NAME:
                                       TITLE:


                                    THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC., as Agent


                                    BY:
                                       NAME:
                                       TITLE:

THE STATE OF TEXAS        ]
                          ]
COUNTY OF HARRIS          ]

      On this ___ day of May, 1999, before me personally came David Sharp, to me known, who, being by me duly sworn, did depose and say that his address is 2500 CityWest Blvd., Suite 2200, Houston, Texas 77042; that he is the Vice President of Horizon Vessels, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.


                                    -------------------------------------------
                                    Notary Public, State of Texas

THE STATE OF ARIZONA            ]
                                ]
COUNTY OF MARICOPA              ]

      On this ____ day of May, 1999, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that his address is 1450 Fountainhead Parkway, Tempe, Arizona 85282; that he is a Vice President of The CIT Group/Equipment Financing, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.


                                    -------------------------------------------
                                    Notary Public, State of Arizona

                                       5